Exhibit 99.2

     The following unaudited pro forma financial information reflects New Century's results of operations as if the acquisition of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells (L-H Gas Unit) had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

Unaudited condensed consolidated balance sheet as of June 30, 2005.

                        New Century                      Pro forma     Pro forma
                        Energy Corp.   L-H Gas Unit      Adjustment    Combined
                         (Restated)
                      ----------------------------------------------------------
Assets
Cash                     $ 3,204,485     $         -    $  (600,000)  $2,604,485
Accounts receivable          629,438         472,979       (472,979)     629,438
Inventory                     36,838               -              -       36,838
Other assets                 124,144         118,610       (118,610)     124,144
                           ---------       ---------      ---------    ---------
Total current assets       3,994,905         591,589     (1,191,589)   3,394,905
                           ---------       ---------      ---------    ---------
Oil and gas properties    14,335,754       2,032,329     (2,032,329)  14,335,754
Less: Accumulated
depreciation and
depletion                   (871,215)       (527,496)      (942,377)  (2,341,088)
                           ---------       ---------      ---------    ---------
Total oil and gas
properties                13,464,539       1,504,833     (2,974,706)  11,994,666
                           ---------       ---------      ---------    ---------
Other assets                 637,071               -       (108,254)     528,817
                           ---------       ---------      ---------    ---------
Total assets             $18,096,515     $ 2,096,422   $ (4,274,549) $15,918,388
                          ==========       =========      =========   ==========



Liabilities, Owners Net Investment and Stockholders' Equity (Deficit)

Current liabilities
Accounts payable         $   351,620     $    35,506     $ (35,506)  $   351,620
Income tax payable                 -               -       319,437       319,437
Accrued liabilities          458,483               -             -       458,483
Convertible note           1,500,000               -             -     1,500,000
Derivative liabilities    11,722,845               -             -    11,722,845
                          ----------       ---------     ---------    ----------
Total current liabilities 14,032,948          35,506       283,931    14,352,385
                          ----------       ---------     ---------    ----------
Long Term Liabilities
Convertible note, less
current portion and
unamortized discounts
and closing costs            875,578               -     2,168,655     3,044,233
Deferred income taxes              -               -       420,308       420,308
Asset retirement
Obligation                   319,541          13,137       (13,137)      319,541
                          ----------       ---------      ---------   ----------
Total liabilities         15,228,067          48,643     2,859,757    18,136,467
                          ----------       ---------      ---------   ----------
Owners net investment              -       2,047,779    (2,047,779)            0
                          ----------       ---------      ---------   ----------
Stockholders' equity       2,868,448               -    (5,086,527)   (2,218,079)
                          ----------       ---------      ---------   ----------
Total liabilities,
owners net investment
and stockholders'
equity                   $18,096,515     $ 2,096,422  $ (4,274,549)  $15,918,388
                          ==========       =========     =========    ==========


Unaudited condensed consolidated statement of income (loss) for six months ended June 30, 2005.


                      New Century                         Pro forma    Pro forma
                      Energy Corp.   L-H Gas Unit        Adjustment    Combined
                      --------------------------------- ------------------------
                      (Restated)
Revenues              $   812,248      $1,829,673      $         -   $ 2,641,921
Operating expenses     (2,038,821)       (511,484)        (942,377)   (3,492,682)
                       ----------       ---------       ----------    ----------
Income from operations (1,226,573)      1,318,189         (942,377)     (850,761)
Other income and
  expenses                 10,484               -       (2,876,909)   (2,866,425)
                       ----------       ---------       ----------    ----------
Net income before
  Income tax                    -               -       (3,819,286)   (3,717,186)
Income tax                      -               -         (448,184)     (448,184)
                       ----------       ---------       ----------    ----------
Net Income (loss)     $(1,216,089)     $1,318,189      $(4,267,470)  $(4,165,370)
                       ==========       =========        =========     =========
Earnings (loss) per share:
Basic                 $      (.03)     $      .03        $    (.09)  $      (.09)
                      ===========      ==========        =========    ==========
Fully diluted         $      (.03)     $      .03        $    (.09)  $      (.09)
                      ===========      ==========        =========    ==========


Pro forma adjustments to the unaudited condensed consolidated balance sheet for the period ended June 30, 2005 are as follows.

A pro forma adjustment was made to remove assets, liabilities and owners net investment of the L-H Gas Unit from the pro forma combined column. New Century acquired the assets on June 30, 2005 and the balance sheet of New Century already includes the assets and liabilities of the L-H Gas Unit.

The pro forma adjustment to Cash relates to the pro forma interest paid of $600,000 for the six months ended June 30, 2005.

The pro forma adjustment to Accumulated depreciation and depletion relates to the following:

Removal of L-H Gas Units accumulated depletion                     $   527,496
Depletion at the new cost basis                                    (1,469,873)
                                                                     ---------
Pro forma adjustment to Accumulated depreciation and depletion      $ (942,377)
                                                                     =========

A Pro forma adjustment was made to Other assets in the amount of $108,254 for amortization of the discount relating to Non-Laurus closing costs.

A Pro forma adjustment was also made to the discounts relating to the convertible note and Laurus closing costs in the amount of $2,168,655 and it relates to the following:

Amortization of the discount on the Laurus
  Convertible note                                                 $ 2,070,057
Amortization of the discount on the Laurus
  Closing costs                                                         98,598
                                                                    ----------
Pro forma adjustment to discounts relating to the
  Convertible note and Laurus closing costs                        $ 2,168,655
                                                                    ==========

The  pro forma  adjustment to Stockholders' equity relates to the following:

Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x   years)                                    $  (600,000)
Amortization of discount on derivative liabilities                  (2,070,057)
Interest expense relating to the amortization of
   deferred loan costs                                                (206,852)
Cumulative income tax for 2004 and 2005                               (739,745)
Cumulative step up of depletion for 2004 and 2005                   (1,469,873)
                                                                    ----------
Total pro forma adjustment to Stockholders' equity (deficit)       $(5,086,527)
                                                                    ==========

Pro forma adjustments to the unaudited condensed consolidated statement of income (loss) for the six months ended June 30, 2005 is made up of the following items:

Step up of depletion expense for new basis                         $  (942,377)
Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x   years)                                       (600,000)
Amortization of discount on derivative liabilities                  (2,070,057)
Interest expense relating to the amortization of
   deferred loan costs                                                (206,852)
Income tax expense                                                    (448,184)
                                                                     ---------
Total pro forma adjustment to net income                           $(4,267,470)
                                                                    ==========

     The following unaudited pro forma financial information reflects New Century's results of operations as if the acquisition of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells (L-H Gas Unit) had occurred on January 1, 2004. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.


Unaudited condensed consolidated balance sheet as of December 31, 2004.

                        New Century                     Pro forma     Pro forma
                        Energy Corp.   L-H Gas Unit     Adjustment    Combined
                         (Restated)
                      ----------------------------------------------------------
Assets
Cash                    $   452,781     $         -   $ 1,595,404    $2,048,185
Accounts receivable          93,340         748,505             -       841,845
Inventory                    65,703               -             -        65,703
Other assets                 64,384         113,565             -       177,949
                          ---------       ---------     ---------     ---------
Total current assets        676,208         862,070     1,595,404     3,133,682
                          ---------       ---------     ---------     ---------

Oil and gas properties    2,797,769       1,397,601     9,927,526    14,122,896
Less: Accumulated
depreciation and
depletion                  (760,841)       (235,328)     (486,628)   (1,482,797)
                          ---------       ---------     ---------    ----------
Total oil and gas
properties                2,036,928       1,162,273     9,440,898    12,640,099
                          ---------       ---------     ---------    ----------
Other assets                  2,869               -       387,393       390,262
                          ---------       ---------     ---------    ----------
Total assets            $ 2,716,005     $ 2,024,343   $11,423,695   $16,164,043
                          =========       =========    ==========    ==========

Liabilities, Owners Net Investment and Stockholders Equity

Current liabilities
Accounts payable        $   253,115     $   110,519    $        -  $    363,634
Accrued liabilities         779,848               -             -       779,848
Income tax payable                -               -       301,271       301,271
Notes payable               776,158               -     1,500,000     2,276,158
Derivative liabilities            -               -    11,722,845    11,722,845
                         ----------       ---------     ---------    ----------
Total current liabilities 1,809,121         110,519    13,524,116    15,443,756
                         ----------       ---------     ---------    ----------
Long Term Liabilities
Notes payable, less
current portion and
unamortized discounts
and closing costs                 -               -     5,309,000     5,309,000
Deferred income tax               -               -       291,561       291,561
Asset retirement
Obligation                  293,816           9,750             -       303,566
                         ----------       ---------     ---------    ----------
Total liabilities         2,102,937         120,269    19,124,677    21,347,883
                         ----------       ---------     ---------    ----------
Owners net investment             -       1,904,074    (1,904,074)            0
                         ----------       ---------     ---------    ----------
Stockholders equity         613,068               -    (5,796,908)   (5,183,840)
                         ----------       ---------     ---------    ----------
Total liabilities,
owners net investment
and stockholders
equity                  $ 2,716,005     $ 2,024,343   $11,423,695   $16,164,043
                          =========       =========     =========    ==========


Unaudited condensed  consolidated  statement  of income (loss) for year ended
December 31, 2004.

                      New Century                        Pro forma     Pro forma
                      Energy Corp.     L-H Gas Unit     Adjustments     Combined
                      ----------------------------------------------------------
Revenues              $ 2,105,581      $2,207,328     $         -    $ 4,312,909
Operating expenses     (5,128,053)       (463,705)       (486,628)    (6,078,386)
                      -----------       ---------      ----------     ----------
Income from operations (3,022,472)      1,743,623        (486,628)    (1,765,477)
Other income and
  expenses               (969,078)              -      (5,875,625)    (6,844,703)
                      -----------       ---------      ----------     ----------
Net income before
  income taxes         (3,991,550)      1,743,623      (6,362,253)    (8,610,180)
Income tax                      -               -        (592,832)      (592,832)
                      -----------       ---------      ----------     ----------
Net Income (loss)     $(3,991,550)     $1,743,623     $(6,955,085)   $(9,203,012)
                      ===========       =========     ===========    ===========

Earnings (loss) per share:
Basic                 $      (.11)     $     .05      $       (.18)   $     (.24)
                      ===========      =========      ============    ==========
Fully diluted         $      (.11)     $     .05      $       (.18)   $     (.24)
                      ===========      =========      ============    ==========


Pro forma adjustments to the unaudited condensed consolidated balance sheet for the year ended December 31, 2004 are as follows.

The pro forma adjustment to Cash includes the following:

Notes payable                                                   $15,000,000
L-H Gas Unit acquired by New Century                            (11,000,000)
Interest expense on notes payable                                (1,200,000)
Closing costs on financing for first acquisition                 (1,204,596)
                                                                 ----------
Pro forma adjustment to Cash                                    $ 1,595,404
                                                                 ==========

A pro forma adjustment to Oil and gas properties of $9,927,526 is needed to increase the basis of the L-H Gas Unit to the net assets acquired of $11,831,600. This includes the following:

Cash paid to acquire L-H Gas Unit                              $ 11,000,000
Stock issued in connection with acquisition of L-H Gas Unit         831,600
                                                                 ----------
Amount paid for L-H Gas Unit                                     11,831,600
Less net assets acquired                                         (1,904,074)
                                                                 ----------
Net increase in oil and gas properties                         $  9,927,526
                                                                 ==========

The pro forma adjustment to Accumulated depreciation and depletion relates to the following:

Depletion at the new cost basis                                 $ (721,956)
Removal of depletion for historical unit                           235,328
                                                                 ---------
Pro forma adjustment to Accumulated depreciation and depletion  $ (486,628)
                                                                 =========

A pro forma adjustment to "Other assets" of $387,393 relates to deferred loan costs for the Convertible Note.

Deferred Loan Costs on Convertible Note                         $  629,596
Amortization of Deferred Loan Costs                               (242,203)
                                                                 ---------
Pro forma adjustment to "Other assets"                          $  387,393
                                                                 =========

The pro forma adjustment $11,722,845 relates to the derivative liabilities acquired due the the freestanding and embedded derivatives issued along with the $15,000,000 convertible note.

The pro forma adjustments for the notes payable issued by New Century in order to pay for the assets acquired.

Adjustment for Notes payable, current portion                  $ 1,500,000
                                                                ==========

Adjustment for Notes payable, less current portion              13,500,000

Adjustment for discount for Laurus closing costs                  (575,000)
Adjustment for for amortization of the discount
  on Laurus closing costs                                          221,261
                                                                 ---------
Adjustment for discounts on derivative liabilities             (12,049,422)
Adjustment for amortization of discounts on
  on derivative liabilities                                      4,212,161
                                                                ----------
Less Discount on Convertible Note                               (8,191,000)
Pro forma adjustments to notes payable, less the
  current portion for the L-H Gas Unit Financing               $ 5,309,000
                                                                ==========

The pro forma adjustment for the note payable is reflected to provide pro forma information related to the acquisition of the L-H Gas Unit and is not intended to reflect the pro forma impact of the actual financing transaction that the Company incurred related to its convertible note payable issued in June 2005.

The pro forma adjustment to Stockholders equity is comprised of the following:

Adjustment to eliminate L-H Gas Units
Owners net investment                                         $ (1,904,074)
                                                                ==========

Adjustment for common stock issued in connection
  with first acquisition                                      $    831,600
Fair value o the ECS Warrant                                       326,577
Additional depletion                                              (486,628)
Amortization of discount on derivative liabilities              (4,212,161)
Interest expense for the Convertible Note financing
  ($15,000,000 x 8% x one year)                                $(1,200,000)
Interest expense relating to the amortization of
  the deferred loan costs                                         (463,464)
Income tax for 2004                                               (592,832)
                                                                ----------
Pro forma adjustment to Stockholders equity                    $(5,796,908)
                                                                ==========

The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the year ended December 31, 2004 are below:

Interest expense for the Convertible Note financing
  ($15,000,000 x 8% x one year)                                $(1,200,000)
Additional depletion                                              (486,628)
Amortization of discount on derivative liabilities              (4,212,161)
Interest expense relating to the amortization of
  the deferred loan costs                                         (463,464)
Income tax expense                                                (592,832)
                                                                ----------
Pro forma adjustment for the unaudited condensed
  consolidated statement of income (loss)
  for the year ended December 31, 2004                         $(6,955,085)
                                                                ==========